Exhibit 10
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated April 25, 2012, relating to the financial statements of Variable Separate Account, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated April 25, 2012, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated April 25, 2012, relating to the consolidated financial statements of American General Life Insurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated April 25, 2012, relating to the financial statements of American General Life Insurance Company of Delaware, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated April 25, 2012, relating to the consolidated financial statements of Western National Life Insurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated May 25, 2012, relating to the statutory financial statements of American General Assurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated May 25, 2012, relating to the statutory financial statements of American General Life and Accident Insurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated May 25, 2012, relating to the statutory financial statements of SunAmerica Life Insurance Company which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 25, 2012, relating to the statutory financial statements of American Home Assurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in such Registration Statement of our report dated February 23, 2012, except with respect to our opinion on the consolidated financial statements insofar as it relates to changes in the presentation of segment information, the effects of the adoption of the accounting standard relating to accounting for acquisition costs associated with acquiring or renewing insurance contracts, and the effects of the adoption of the accounting standard related to the presentation of comprehensive income discussed in Note 1, as to which the date is May 4, 2012, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in American International Group, Inc.’s Current Report on Form 8-K dated May 4, 2012. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
December 26, 2012

CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group, Inc.’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10K for the year ended 31 December 2011. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers
Hong Kong
26 December 2012